SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2001

                                ITEX CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                       0-18275               93-0922994
 --------------------------------    ---------------------    ------------------
 (State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                3400 Cottage Way
                          Sacramento, California 95825
                                 (916) 679-1111
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Assets in Canada

On March 1, 2001, ITEX Corporation (the "Company"), pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), acquired substantially all of the assets of Ubarter.com Canada, a wholly owned subsidiary of Network Commerce, Inc. As previously reported in its initial Current Report on Form 8-K, filed March 15, 2001, the Toronto office will continue operations as a branch office of ITEX Corporation in connection with its retail trade and barter exchange business.

Based on preliminary numbers, the Company also indicated that it would file financial statements for the Subsidiary by amendment to its Form 8-K within seventy-five (75) days. After final review and audit of the acquired business, and following consultation with the Company's independent auditors, it was determined that the Company is not required to file financial statements for the prior operations of the business acquired, pursuant to Item 310 of Regulation SB. For this reason no financial statements will be included in this amendment to the Form 8-K.

The operations of the Toronto office will be included in the Company's financial statements and operations going forward.



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Forward Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the operations of ITEX to be materially different from those expressed or implied in such statements. These factors include, but are not limited to the continuing development of successful marketing strategies for the company's concepts; the effect of international, national, and regional economic conditions; the ability of the company to satisfy its debt obligations; the availability of adequate working capital; competitive barter exchanges and; changes in legislation; demographic changes, the ability to attract and retain qualified personnel; changes in business strategy or development plans; business disruptions; changes in the demand for goods and services offered by members of its trade exchange. These risk factors and others are discussed in the periodic reports and filings of ITEX Corporation with the Securities and Exchange Commission, including but not limited to its Form 10-K's and Form 10-Qs. All statements other than statements of historical fact included in this Current Report, including without limitations, company's business strategy, plans and objectives, are forward-looking statements

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          None.

     (b)  Pro Forma Financial Information

          None.

     (c)  Exhibits

 Exhibit No.  Exhibit Description

     10.1 Copy of the Asset Purchase Agreement with Ancillary Agreements (incorporated by reference to Form 8-K, filed on March 15, 2001).

                                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 14, 2001                       ITEX CORPORATION
                                          a Nevada Corporation

                                      /s/ COLLINS M. CHRISTENSEN
                                          --------------------------------------
                                          Collins M. Christensen
                                          President and Chief Executive Officer